File No. 33-11351
                                              Rule 497(e)

           LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
          (formerly named Stein Roe Investment Trust)

                 Stein Roe Young Investor Fund

           Supplement to February 1, 1999 Prospectus
                     _________________________

Name Change. The name of Stein Roe Investment Trust has changed to Liberty-Stein Roe Funds Investment Trust.

Portfolio Turnover. There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses, resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduces the Fund's return.

               This Supplement is Dated November 8, 1999

                  STEIN ROE INVESTMENT TRUST
                  Stein Roe Young Investor Fund

              Supplement to Feb. 2, 1999 Prospectus
                         ________________

The minimum initial amount that must be invested to open a Young Investor Fund account under the automatic investment plan is $100. The automatic investment plan must continue until your account has a value of at least $1,000 (for custodial accounts) or $2,500 (for regular accounts).

             This Supplement is Dated August 13, 1999

Prospectus



Stein Roe [service mark] Young Investor [service mark] Fund

Feb. 1, 1999



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

1     The Fund
          Investment Goal
          Principal Investment Strategy
          Principal Investment Risks
          Fund Performance
          Your Expenses

8     Financial Highlights

10    Your Account
          Purchasing Shares
          Opening an Account
          Determining Share Price (NAV)
          Selling Shares
          Exchanging Shares
          Dividends and Distributions

23    Other Investments and Risks
          Portfolio Turnover
          Temporary Defensive Positions
          Interfund Lending Program
          Educational Materials

25    The Fund's Management
          Investment Adviser
          Portfolio Managers
          Master/Feeder Fund Structure
          Year 2000 Readiness


Please keep this prospectus as your reference manual.

THE FUND

INVESTMENT GOAL
Stein Roe Young Investor Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGY
The Fund invests all its assets in SR&F Growth Investor Portfolio as part of a master fund/feeder fund structure. The Portfolio invests primarily in common stocks believed to have long-term growth potential. Under normal market conditions, the Portfolio invests at least 65 percent of its assets in common stocks of companies that Stein Roe believes affect the lives of children and teenagers. These companies may produce products or services that children and teenagers use, are aware of, or could have an interest in. The Portfolio may invest in companies of any size including smaller emerging companies. It emphasizes companies in the technology sector and various consumer goods sectors, including personal care products, pharmaceuticals and food products. The Portfolio may invest up to 25 percent of its assets in foreign stocks.

The Fund also has an educational objective. It seeks to teach children and teenagers information about mutual funds, basic economic principles and personal finance through a variety of educational materials paid for by the Fund.

PRINCIPAL INVESTMENT RISKS
There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. These risks may cause you to lose money when you sell your shares.

[Callout]
What are market and management risks? Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.
[End callout]

Because the Portfolio invests in stocks, the price of the Fund's shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the securities. In addition, the risks associated with its investment strategy may cause the Fund's total return or yield to decrease.

Due to its focus on companies in the technology sector and various consumer goods sectors, including personal care products, pharmaceuticals and food products, the Fund may perform differently than the stock market. Shares of a small company may pose greater risks than shares of a large company due to narrow product lines, limited financial resources, less depth in management or a limited trading market for its stock.

Foreign Securities
Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program and you can lose money by investing in the Fund.

For more information on the Portfolio's investment techniques, please refer to "Other Investments and Risks."

Who Should Invest in the Fund?
You may want to invest in the Fund if you:
* are a long-term investor who wants to participate in the stock market through a Fund that emphasizes growth companies
* can accept more investment risk and volatility than the general stock market
* are attracted to the Fund's educational objective

The Fund is not appropriate for shareholders who:
* can't tolerate volatility or possible losses
* want to save for a short-term investment
* need regular current income

FUND PERFORMANCE
The following charts show the Fund's performance from Jan. 1, 1995, through Dec. 31, 1998. The returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance is no guarantee of future results.

Year-by-Year Total Returns
Year-by-year calendar returns show the Fund's volatility since it started. This chart illustrates performance differences for each calendar year and provides an indication of the risks of investing in the Fund.

                      YEAR-BY-YEAR TOTAL RETURNS
45%
40%
35%     39.79%     35.10%
30%
25%                         26.28%
20%
15%                                   17.65%
10%
5%
0%
-5%
         1995       1996     1997     1998

[  ] Young Investor Fund
Best quarter: 4th quarter 1998, +20.82%.
Worst quarter: 3rd quarter 1998, -16.46%

Average Annual Total Returns
Average annual total returns measure the Fund's performance over time. We compare the Fund's return with returns for the S&P 500, which is a broad-based measure of market performance. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This allows you to accurately compare similar mutual fund investments and provides an indication of the risks of investing in the Fund.

                    AVERAGE ANNUAL TOTAL RETURNS
                    Periods ending Dec. 31, 1998
                    1 yr         Since Inception
                                      4/29/94
Young Investor Fund 17.65%            26.62%
S&P 500 Index *     28.60%            26.66%
__________
*The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment. Since inception performance for the S&P 500 Index is from April 30, 1994 to Dec. 31, 1998.

YOUR EXPENSES
This table shows fees and expenses you may pay if you buy and hold shares of the Fund. You do not pay any sales charge when you purchase or sell your shares.(a) However, you pay various other indirect expenses because the Fund or the Portfolio pays fees and other expenses that reduce your investment return.

ANNUAL FUND OPERATING EXPENSES (b)
(expenses that are deducted from Fund assets)
Management fees (c)                     0.78%
Distribution 12b-1 fees                 None
Other expenses                          0.53%
Total annual fund operating expenses    1.31%

(a) There is a $7 charge for wiring redemption proceeds to your bank. A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.
(b) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio.
(c) Management fees includes both the management fee and the administrative fee charged to the Fund.

Expense Example
This example compares the cost of investing in the Fund to the cost of investing in a similar mutual fund. It uses the same hypothetical assumptions that other funds use in their prospectuses:
* $10,000 initial investment
* 5 percent total return each year
* the Fund's operating expenses remain constant as a percent of net assets
* redemption at the end of each time period

Your actual costs may be higher or lower because in reality Fund returns and operating expenses change. Expenses based on these assumptions are:

                          EXPENSE EXAMPLE
                         1 yr    3 yrs    5 yrs    10 yrs
Young Investor Fund      $133    $415     $718     $1,579

UNDERSTANDING EXPENSES
Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services. They also include the expenses the Fund pays for its educational materials.

FINANCIAL HIGHLIGHTS

The financial highlights table explains the Fund's financial performance. Consistent with other mutual funds, we show information for the period of the Fund's operations. The Fund's fiscal year runs from October 1 to September 30. The total returns in the table represent the return that shareholders earned assuming that they reinvested all dividends and distributions. Certain information in the table reflects the financial results for a single Fund share. Arthur Andersen LLP, an international public accounting firm, audits this information and issues a report that appears in the Fund's annual report along with the financial statements. To request the Fund's annual report, please call 800-338-2550.

YOUNG INVESTOR FUND
Per Share Data

                                                                     Period
                                                                     ending
                                  For years ending September 30,     Sept. 30,
                                 1998      1997      1996     1995   1994(a)
Net asset value, beginning of
  period                        $22.75    $18.64    $14.29   $10.24  $10.00
Income from investment
  operations
Net investment income (loss)     (0.06)    (0.04)     0.05     0.06    0.03
Net gains on securities (both
  realized and unrealized)         0.31     4.79      4.86     4.07    0.21
Total income from investment
  operations                       0.25     4.75      4.91     4.13    0.24
Less distributions
Dividends (from net investment
  income)                             -    (0.02)    (0.05)   (0.08)      -
Distributions (from capital
  gains)                          (0.32)   (0.62)    (0.51)       -       -
Total distributions               (0.32)   (0.64)    (0.56)   (0.08)      -
Net asset value, end of period   $22.68   $22.75    $18.64   $14.29  $10.24
Total return (c)                  1.14%    26.37%    35.55%   40.58%   2.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000 omitted)                $686,024  $475,506  $179,089  $31,401  $8,176
Ratio of net expenses to
  average net assets (b)          1.31%      1.43%    1.21%    0.99%  0.99%(d)
Ratio of net investment income
  (loss) to average net assets
  (c)                            (0.28%)   (0.25%)    0.30%    0.47%  1.07%(d)
Portfolio turnover rate             N/A     22%(e)      98%      55%    12%

______________________
(a) From commencement of operations on April 29, 1994.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by Stein Roe, this ratio would have been 4.58% for the period ended Sept. 30, 1994, and 2.87%, 2.04% and 1.49% for the next three years, respectively.
(c) Computed with the effect of Stein Roe's expense reimbursement.
(d) These percentages are for periods of less than one year. They have been converted to an annual basis making it easier to compare to prior years.
(e) Prior to commencement of operations of the Portfolio.

YOUR ACCOUNT

Purchasing Shares
You may purchase shares of the Fund without a sales charge. Your purchases are made at the NAV next determined after the Fund receives your check, wire transfer or electronic transfer. If the Fund receives your check, wire transfer or electronic transfer after the close of regular trading on the New York Stock Exchange
(NYSE)-normally 3 p.m. Central time-your purchase is effective on the next business day. If you participate in the Stein Roe Counselor [service mark] program or are a client of Stein Roe Private Capital Management, the minimum initial investment is determined by those programs.

Purchases through Third Parties
If you purchase shares of the Fund through certain broker-dealers, banks or other intermediaries (intermediaries), they may charge a fee for their services. They may also place limits on your ability to use services the Fund offers. There are no charges or limitations if you purchase shares directly from the Fund, except those fees described in this prospectus.

If an intermediary is an agent or designee of the Fund, orders are processed at the NAV next calculated after the intermediary receives the order. The intermediary must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the NAV next determined.

Conditions of Purchase
An order to purchase Fund shares is not binding unless and until an authorized officer, agent or designee of the Fund accepts and enters it on the Fund's books. Once we accept your purchase order, you may not cancel or revoke it; however, you may redeem your shares. The Fund may reject any purchase order if it determines that the order is not in the best interests of the Fund and its shareholders. The Fund may waive or lower its investment minimums for any reason.

                        ACCOUNT MINIMUMS
                             Minimum to    Minimum    Minimum
Type of Account          Open an Account   Addition   Balance
-------------------------------------------------------------
Regular                        $2,500        $100      $1,000
Custodial (UGMA/UTMA)          $1,000        $100      $1,000
Automatic Investment Plan      $1,000         $50           -
Automatic Investment Plan
  for Custodial Accounts*        $100         $50           -
Roth and Traditional IRA         $500         $50        $500
Educational IRA                  $500         $50        $500
-----
*Automatic Investment Plan must continue until the account value reaches $2,500.

Opening an Account

                      OPENING OR ADDING TO AN ACCOUNT

BY MAIL:       Opening an Account
               Complete the application.
               Make check payable to Stein Roe Mutual Funds.

               Mail application and check to:
               SteinRoe Services Inc.
               P.O. Box 8900
               Boston, MA 02205

               If you participate in the Stein Roe Counselor program, mail application and check to:
               SteinRoe Services Inc.
               P.O. Box 803938
               Chicago, IL 60680

               Adding to an Account
               Make check payable to Stein Roe Mutual Funds. Be sure to write your account number on the check.

               Fill out investment slip (stub from your statement or confirmation) or include a note indicating the amount of your purchase, your account number, and the name in which your account is registered.

               Mail check with investment slip or note to the appropriate address above.

BY WIRE:       Opening an Account
               Mail your application to the address listed on the left, then call 800-338-2550 to obtain an account number. Include your Social Security Number. To wire funds, use the instructions below.

               Adding to an Account
               Wire funds to:
               First National Bank of Boston
               ABA:  011000390
               Attn.: SSI, Account No. 560-99696
               Fund No. 14; Stein Roe Young Investor Fund
               Your name (exactly as in the registration).
               Account number
               (Counselor Account No. if you participate in the Stein Roe Counselor program).

BY ELECTRONIC FUNDS TRANSFER: Opening an Account
               You cannot open a new account via electronic transfer.

               Adding to an Account
               Call 800-338-2550 to make your purchase. To set up prescheduled purchases, be sure to elect the Automatic Investment Plan option on your application.

BY EXCHANGE:   Opening an Account
               By mail, phone, in person or automatically (be sure to elect the Automatic Exchange Privilege on your application).

               Adding to an Account
               By mail, phone, in person or automatically (be sure to elect the Automatic Exchange Privilege on your application).

THROUGH AN INTERMEDIARY: Opening an Account
               Contact your financial professional.

               Adding to an Account
               Contact your financial professional.

All checks must be made payable in U. S. dollars and drawn on U.S. banks. Third-party checks will not be accepted. Money orders will not be accepted for initial purchases.

Determining Share Price
The Fund's share price is its NAV next determined. NAV is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. We determine NAV at the close of regular trading on the NYSE-normally 3 p.m. Central time. If you place an order after that time, you receive the share price determined on the next business day.

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

The Fund's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

Selling Shares
You may sell your shares any day the Fund is open for business.
Please follow the instructions below.

                           SELLING SHARES
By Mail: Send a letter of instruction, in English, including your account number and the dollar value or number of shares you wish to sell. Sign the request exactly as the account is registered. Be sure to include a signature guarantee. All supporting legal documents as required from executors, trustees, administrators, or others acting on accounts not registered in their names, must accompany the request. We will mail the check to your registered address.

By Phone:       This feature is automatically added to your
                account unless you decline it on your application.
                Call 800-338-2550 to redeem an amount of $1,000 or more. We will mail the check to your registered address.

By Wire: Fill out the appropriate areas of the account application for this feature. Proceeds of $1,000 or more ($100,000 maximum) may be wired to your predesignated bank account. Call 800-338-2550 to give instructions to Stein Roe. There is a $7 charge for wiring redemption proceeds to your bank.

By Electronic Transfer:  Fill out the appropriate areas of the account application for this feature. To request an electronic transfer (not less than $50; not more than $100,000), call 800-338-2550. We will transfer your sales proceeds electronically to your bank. The bank must be a member of the Automated Clearing House.

By Exchange:    Call 800-338-2550 to exchange any portion of your
                Fund shares for shares in any other Stein Roe no-load fund.

By Automatic Exchange:  Fill out the appropriate areas of the account application for this feature. Redeem a fixed amount on a regular basis (not less than $50 per month, not more than $100,000) from the Fund for investment in another Stein Roe no-load fund.

What You Need to Know When Selling Shares
Once we receive and accept your order to sell shares, you may not cancel or revoke it. We cannot accept an order to sell that specifies a particular date or price or any other special conditions. If you have any questions about the requirements for selling your shares, please call 800-338-2550 before submitting your order.

The Fund redeems shares at the NAV next determined after an order has been accepted. We will mail the proceeds within seven days after the sale. The Fund normally pays wire redemption or electronic transfer proceeds on the next business day.

We will not pay sale proceeds until your shares are paid for. If you attempt to sell shares purchased by check or electronic transfer within 15 days of the purchase date, we will delay sending the sale proceeds until we can verify that those shares are paid for. You may avoid this delay by purchasing shares by a federal funds wire.

We use procedures reasonably designed to confirm that telephone instructions are genuine. These include recording the conversation, testing the identity of the caller by asking for account information, and sending prompt written confirmation of the transaction to the shareholder of record. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

If the amount you redeem is large enough to affect the Fund's operation, the Fund may pay the redemption "in kind." This is payment in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities.

Involuntary Redemption
If your account value falls below $1,000, the Fund may redeem your shares and send the proceeds to the registered address. You will receive notice 30 days before this happens. If your account falls below $10, the Fund may redeem your shares without notice to you.

Low Balance Fee
Due to the expense of maintaining accounts with low balances, if your account balance falls below $2,000 ($800 for custodial accounts), you will be charged a low balance fee of $5 per quarter. The low balance fee does not apply to: (1) shareholders whose accounts in the Stein Roe Funds total $50,000 or more; (2) Stein Roe IRAs; (3) other Stein Roe prototype retirement plans;
(4) accounts with automatic investment plans (unless regular investments have been discontinued); or (5) omnibus or nominee accounts. The Fund can waive the fee, at its discretion, in the event of significant market corrections.

Exchanging Shares
You may exchange Fund shares for shares of other Stein Roe no-load funds. Call 800-338-2550 to request a prospectus and application for the fund you wish to exchange into. Please be sure to read the prospectus carefully before you exchange your shares.

The account you exchange into must be registered exactly the same as the account you exchange from. You must meet all investment minimum requirements for the fund you wish to exchange into before we can process your exchange transaction.

An exchange is a redemption and purchase of shares for tax purposes, and you may realize a gain or a loss when you exchange
Fund shares for shares of another fund.

We may change, suspend or eliminate the exchange service after notification to you.

Generally, we limit you to four telephone exchanges "roundtrips" per year. A roundtrip is an exchange out of the Fund into another Stein Roe no-load fund and then back to the Fund.

Reporting to Shareholders
To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

Dividends and Distributions
The Fund distributes, at least once a year, virtually all of its net investment income and net realized capital gains.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses.

A capital gain is the increase in value of a security that the Fund holds. The gain is "unrealized" until the security is sold. Each realized capital gain is either short-term or long-term depending on whether the Fund held the security for one year or less or more than one year, regardless of how long you have held your Fund shares.

When the Fund makes a distribution of income or capital gains, the distribution is automatically invested in additional shares of the Fund unless you elect on the account application to have distributions paid by check.

OPTIONS FOR RECEIVING DISTRIBUTION AND REDEMPTION PROCEEDS:
* by check
* by electronic transfer into your bank account
* a purchase of shares of another Stein Roe fund
* a purchase of shares in a Stein Roe fund account of another person

If you elect to receive distributions by check and a distribution check is returned to the Fund as undeliverable, or if you do not present a distribution check for payment within six months, we will change the distribution option on your account and reinvest the proceeds of the check in additional shares of the Fund. You will not receive any interest on amounts represented by uncashed distribution or redemption checks.

Tax Consequences
You are subject to federal income tax on both dividends and capital gains distributions whether you elect to receive them in cash or reinvest them in additional shares of the Fund. If the Fund declares a distribution in December, but does not pay it until after December 31, you will be taxed as if the distribution were paid in December. Stein Roe will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

TRANSACTION                              TAX STATUS
Income dividend                          Ordinary income
Short-term capital gain distribution     Ordinary income
Long-term capital gain distribution      Capital gain
Sale of shares owned one year or less    Gain is ordinary income;
                                         loss is subject to
                                         special rules
Sale of shares owned more than one year  Capital gain or loss

If you sell or exchange your shares, any gain or loss is a taxable event. You may also be subject to state and local income taxes on dividends or capital gains from the sale or exchange of Fund shares.

This tax information provides only a general overview. It does not apply if you invest in a tax-deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of an investment in the Fund.

If you have any account questions, you may call 800-338-2550. We are here seven days a week to help you.

OTHER INVESTMENTS AND RISKS

The Portfolio's primary investment strategies and risks are described in this prospectus. (See "The Fund.") The Statement of Additional Information (SAI) describes other investments that the Portfolio may make and risks associated with them. The Board of Trustees can change the Fund's investment objective without shareholder approval.

The Fund's portfolio managers generally make decisions on buying and selling portfolio investments based upon their judgment that the decision will improve the Fund's investment return and further its investment goal. The portfolio managers may also be required to sell portfolio investments to fund redemptions.

To select investments for the portfolio, the portfolio managers look for companies that are market leaders with growing market share in their respective industries. The managers also look for companies with strong financial balance sheets and experienced management teams.

Portfolio Turnover
There are no limits on turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100 percent under normal conditions. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund shareholders. It also increases transaction expenses, which reduce the Fund's return.

Temporary Defensive Positions
When Stein Roe believes that a temporary defensive position is necessary, the Portfolio may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if it takes a defensive position.

Interfund Lending Program
The Portfolio may lend money to and borrow money from other funds advised by Stein Roe. The Portfolio will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

Educational Materials
The Fund provides educational materials such as a newsletter and an activity book to all Fund shareholders. The materials are designed to teach children and teenagers basic investing principles. The Fund also sends investors an owner's manual. The educational materials are paid for by the Fund.

THE FUND'S MANAGEMENT

Investment Adviser
Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Fund and the Portfolio. Stein Roe (and its predecessor) has advised and managed mutual funds since 1949. As of Sept. 30, 1998, Stein Roe managed more than $28 billion in assets. For the fiscal year ended Sept. 30, 1998, aggregate fees paid by the Fund to Stein Roe amounted to 0.78 percent of average net assets.

Stein Roe's mutual funds and institutional investment advisory businesses are managed together with that of its affiliate, Colonial Management Associates, Inc. (CMA), by a combined management team of employees from both companies. CMA also shares personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. CMA is a registered investment adviser. Both Stein Roe and CMA are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Fund's
Board of Trustees.

Portfolio Managers
Erik P. Gustafson and David P. Brady, CFA, are the portfolio managers.

Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson is a senior vice president and has been portfolio manager of the Fund since February 1995 and portfolio manager of SR&F Growth Stock Portfolio since May 1994. He holds a B.A. from the University of Virginia and M.B.A. and J.D. degrees from Florida State University. As of Sept. 30, 1998, Mr. Gustafson managed $1.4 billion in mutual fund net assets.

Mr. Brady joined Stein Roe in 1993 as an associate portfolio manager of Stein Roe Special Fund. He currently is a senior vice president and has been portfolio manager of the Fund since March 1995 and portfolio manager of Stein Roe Large Company Focus Fund since June 1998. He holds a B.S. in finance, graduating Magna Cum Laude, from the University of Arizona and an M.B.A. from the University of Chicago. As of Sept. 30, 1998, Mr. Brady managed $767 million in mutual fund net assets.

Master/Feeder Fund Structure
Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities, the SR&F Growth Investor Portfolio, which has investment objectives and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Portfolio and the Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. Actions the Board of Trustees may recommend include withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the SAI.

Year 2000 Readiness
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Stein Roe and other service providers do not properly process and calculate date-related information and data from and after Jan. 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after Jan. 1, 2000. Many Fund service providers and vendors, including the Fund's service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to Jan. 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after Jan. 1, 2000, will be timely made or that services to the Fund will not be adversely affected.

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FOR MORE INFORMATION

You can obtain more information about the Fund's investments in its semiannual and annual reports to shareholders. These reports discuss the market conditions and investment strategies that affected the Fund's performance over the past six months and year.

You may wish to read the Fund's SAI for more information. The SAI is incorporated into this prospectus by reference, which means it is part of this prospectus and you are deemed to have been told of its contents.

To obtain free copies of the Fund's semiannual and annual reports or the SAI or to request other information about the Fund, write or call:

Stein Roe Mutual Funds
One South Wacker Drive
Suite 3200
Chicago, IL 60606
800-338-2550
www.steinroe.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, by calling 800-SEC-0330, or by sending your request and the appropriate fee to the SEC's public reference section, Washington, DC 20549-6009.



Liberty Funds Distributor, Inc.

Investment Company Act file number of Stein Roe Investment Trust:
811-04978